Rule 497(e)
File Nos. 333-72042; 811-10559

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
SEPARATE ACCOUNT ELEVEN

HV-6775 - PremierSolutions Cornerstone (Series II)
HV-6779 - PremierSolutions Standard (Series A-II)

Supplement dated August 18, 2026 to Prospectuses dated May 1, 2026

Effective immediately, the name of Columbia Small Cap Value Fund I is changed to Columbia Small Cap Value Discovery Fund.

Accordingly, information for the Columbia Small Cap Value Fund I - Class A found in the table of funds in the "Appendix A - General Account Options and Underlying Funds" section of the above-referenced product Prospectuses is updated as follows (all other information in the table of funds remains unchanged):

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2025)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Small Value	Columbia Small Cap Value Discovery Fund - Class A* (Formerly Columbia Small Cap Value Fund I)	1.20%	14.60%	12.14%	11.03%
	Adviser: Columbia Management Investment Advisers
	Subadviser: N/A
* Denotes Underlying Funds and their investment advisers that have entered into temporary expense reimbursements and /or fee waivers. See the prospectus for the Underlying Fund for further information.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS

2026-PROSUPP-13